Capital-Plus Partners, LLC.

A FINANCIAL SERVICES COMPANY

__________________________________________________________________________________________

7620 Olentangy River Road

     Columbus, Ohio 43235

         614) 848-7620 / 841-3856 Fax

CERTIFICATE  OF  RESOLUTION

OF  THE  DIRECTORS  OF

LBO Capital Corp.

          Mario DiNello

 , do hereby certify that I am the duly elected

COO

                    ( Name )

 ( Title )

of

    LBO Capital Corp.

   , a Colorado  corporation/organization , and that at

     ( Company )

             ( State )

a Special Meeting of the Board of Directors of said corporation held on the        12      Day of  March, 2009

,

( Date )

pursuant to a signed Waiver of Notice , at which meeting a quorum was present and acting throughout ,

the following resolution was adopted :

RESOLVED , that the

        COO

 of this Corporation ,

( Title )

Mario DiNello

 ,  and his  successors is hereby  authorized

     ( Name )

to   enter  into  a  Factoring  Agreement  with  Security  Agreement   with

Capital-Plus Partners, LLC. and to execute any documents  necessary  to effectuate the terms of the above Agreement with Capital-Plus Partners, LLC.

/S/ Mario DiNello

                                ( Signature )

Dated this

12

 Day of

March

 , 2009

As witnessed by:

___Anastasiya Gurevich_____________________ Title:__Accounting assistant_____

Signature:

____/s/ __Anastasiya Gurevich _________  Date:__12 March 2009______

STATE  OF

)

                                    )      ss.

COUNTY  OF

)

On this    12        day of    March                                , A.D. , 2009          before me , a Notary Public ,

personally appeared                Mario DiNello                            ,    COO                                             of ,

( Name )

   ( Title )

LBO Capital Corp. ,

CO  corporation/organization , who being by me duly

      ( Company )

        ( State )

sworn , did say that  he executed the same as the free act and  deed  of  said  Corporation and by authority of the Board of Directors thereof .

Tatsiana Husarava

Notary Public

Oakland

 County , State  of

MI

MY COMMISSION EXPIRES :

07/15/2014

CERTRESO.DOC 09/10/92.